INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2023
Goodwill and Intangible Assets Disclosure [Abstract]
INTANGIBLE ASSETS, NET

10. INTANGIBLE ASSETS, NET

The Company’s intangible assets with definite useful lives primarily consist of patents and licensed software. The following table summarizes the components of acquired intangible asset balances as of:

	December 31,	December 31,
	2023	2022

Patents	$1,241,199	$1,262,246
Licensed software	16,923,586	17,210,562
Software development costs	—	118,139
Less: accumulated amortization	(3,766,061)	(3,667,638)
Less: impairment	(14,398,724)	(13,554,885)
Intangible assets, net	$—	$1,368,424

Amortization expenses for the years ended December 31, 2023, 2022 and 2021 amounted to $ 159,579, $169,149 and $1,557,016, respectively. The Company assessed some of the licensed software is unlikely to generate cash flow, as of year ended December 2023 and 2022, it recorded $14,398,724 and $13,554,885 impairment loss respectively.